SUB-ITEM 77I:  Terms of New or Amended Securities


INSTITUTIONAL/WEALTH SHARES EXHIBIT

TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)
with respect to
money market
funds, sales and
shareholder
servicing by
financial
intermediaries;
and


(ii)
with respect to
fluctuating NAV
funds, sales and
shareholder
servicing by
financial
intermediaries to
the following
categories of
investors
("Eligible
Investors");

*
An investor participating in a wrap
program or other fee-based program
sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform sponsored
by a financial intermediary where
Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the terms
of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an investment
management or advisory business, or
related investment services, products
or assets, by Federated or its
investment advisory subsidiaries, an
investor (including a natural person)
who (1) becomes a client of an
investment advisory subsidiary of
Federated or (2) is a shareholder or
interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of a
fund reorganization transaction
pursuant to an agreement and plan of
reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.





A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code;
(ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Emerging
Markets
Equity
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
InterContin
ental Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Risk Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Volatility
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
DollarBear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Large
Cap
Value
Fund
(formerly
Federated
MDT
Stock
Trust)
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e












SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a
wrap program or other fee-based
program sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform
sponsored by a financial
intermediary where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Service Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares;
and
*
Without regard to the initial
investment minimum, in
connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client
of an investment advisory
subsidiary of Federated or (2) is a
shareholder or interest holder of a
pooled investment vehicle or
product that becomes advised or
subadvised by a Federated
investment advisory subsidiary as
a result of such an acquisition
other than as a result of a fund
reorganization transaction
pursuant to an agreement and plan
of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.
In connection with these basic arrangements, Service Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Service Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Service Shares as described in
Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund,
provided that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
For Funds other than portfolios of
Federated Insurance Series, Service
Shares may be exchanged for
exchanged into any Federated fund or
share class that does not have a stated
sales charge or contingent deferred
sales charge, except Shares of
Federated Institutional Prime 60 Day
Fund, Federated Institutional Money
Market Management, Federated
Institutional Prime Obligations Fund,
Federated Institutional Tax-Free Cash
Trust, Federated Institutional Prime
Value Obligations Fund, Class A
Shares of Federated Government
Reserves Fund and Class R Shares of
any Fund, provided that the
shareholder meets any shareholder
eligibility and minimum initial
investment requirements for the Shares
to be purchased, (if applicable), both
accounts have identical registrations,
and the shareholder receives a
prospectus for the fund in which the
shareholder wishes to exchange.
Service Shares may also be exchanged
for shares of Investment Companies
that are not subject to this Plan, as
provided in the "Proprietary Fund
Schedule" attached hereto.
With respect to portfolios of Federated
Insurance Series: None





In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class
A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.
Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated
Adjustable Rate
Securities Fund
0
..
0
5
%


Federated GNMA
Trust
0
..
0
5
%


Federated High
Yield Trust
N
o
n
e


Federated
Government
Income Trust
0
..
0
5
%


Federated Income
Securities Trust:

Federated
Intermediate
Corporate Bond
Fund
0
..
2
5
%
Federated Short-
Term Income Fund
0
..
1
5
%


Federated Index
Trust

Federated Max-Cap
Index Fund
0
..
3
0
%
Federated Mid-Cap
Index Fund
N
o
n
e


Federated
Institutional Trust:

Federated
Government
Ultrashort Duration
Fund
0
..
0
5
%
Federated Short-
Intermediate Total
Return Bond Fund
0
..
0
5
%


Federated
Insurance Series:

Federated Managed
Tail Risk Fund II
0
..
2
5
%
Federated High
Income Bond Fund
II
0
..
2
5
%
Federated
Kaufmann Fund II
0
..
2
5
%
Federated Quality
Bond Fund II
0
..
2
5
%
Federated
Government Money
Fund II
N
o
n
e


Federated MDT
Large Cap Value
Fund (formerly
Federated MDT
Stock Trust)
N
o
n
e


Federated Short-
Intermediate
Duration
Municipal Trust
0
..
2
5
%


Federated Total
Return
Government Bond
Fund
0
..
2
5
%


Federated Total
Return Series, Inc.:

Federated Mortgage
Fund
0
..
2
5
%
Federated Total
Return Bond Fund
0
..
2
5
%
Federated Ultrashort
Bond Fund
0
..
2
5
%


Federated U.S.
Government
Securities Fund:  1-
3 Years
0
..
2
5
%







Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated U.S.
Government
Securities Fund:  2-
5 Years
0
..
0
5
%


Money Market
Obligations Trust:

Federated California
Municipal Cash
Trust
N
o
n
e
Federated
Connecticut
Municipal Cash
Trust
N
o
n
e
Federated
Government
Obligations Fund
N
o
n
e
Federated
Government
Obligations Tax-
Managed Fund
N
o
n
e
Federated
Massachusetts
Municipal Cash
Trust
N
o
n
e
Federated
Institutional Money
Market Management
N
o
n
e
Federated Michigan
Municipal Cash
Trust
N
o
n
e
Federated Municipal
Obligations Fund
N
o
n
e
Federated New
Jersey Municipal
Cash Trust
0
..
1
0
%
Federated New
York Municipal
Cash Trust
0
..
2
5
%
Federated Ohio
Municipal Cash
Trust
N
o
n
e
Federated
Pennsylvania
Municipal Cash
Trust
N
o
n
e
Federated Prime
Cash Obligations
Fund
N
o
n
e
Federated
Institutional Prime
60 Day Fund
N
o
n
e
Federated
Institutional Prime
Obligations Fund
N
o
n
e
Federated
Institutional Prime
Value Obligations
Fund
N
o
n
e
Federated Tax-Free
Obligations Fund
N
o
n
e
Federated Treasury
Obligations Fund
N
o
n
e
Federated U.S.
Treasury Cash
Reserves
0
..
2
5
%
Federated Virginia
Municipal Cash
Trust
N
o
n
e


PROPRIETARY FUND SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Service Shares of the Funds indicated opposite their names. Such Service Shares may also be exchanged back into shares of the original Non-Plan Investment
Company. In addition, indicated Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan
Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan
Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.
Multiple
Class
Series/Com
pany
N
o
n
-
P
l
a
n

I
n
v
e
s
t
m
e
n
t

C
o
m
p
a
n
i
e
s


Money
Market
Obligations
Trust -
Federated
Automated
Cash
Manageme
nt Trust
W
e
s
M
a
r
k

F
u
n
d
s